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                                                                    EXHIBIT 10.8



                       AMENDMENT 1 TO TRANSFER AGREEMENT


          AMENDMENT, dated as of November 7, 1997, to the Receivables Transfer Agreement, dated as of September 30, 1996 (the "Transfer Agreement"), between
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IKON CAPITAL INC., a Delaware corporation (the "Originator" and IKON FUNDING
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INC., a Delaware corporation (the "Transferee").
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                                   RECITALS

          WHEREAS, the Originator and the Transferee have agreed, subject to the terms and conditions of this Amendment, to amend the Transfer Agreement as hereinafter set forth.

          Terms used herein but not defined herein shall have the meaning assigned thereto in the Transfer Agreement.

          NOW, THEREFORE, the parties agree as follows:

          1.  Amendment of Transfer Agreement. The Transfer Agreement shall be
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     and is hereby amended, as of the date hereof, as follows:

          (a) The definition of "Applicable Percentage" in Section 1.01 of the
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     Transfer Agreement shall be amended in its entirety to read as follows:

          "Applicable Percentage" means, with respect to any Transfer
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          Amount payable with respect to Receivables, a percentage
          equal to the product of (a) four, (b) the weighted average life of such Receivables expressed in years and fractions thereof and as reported in the most recent Originator Report and (c) the Default Ratio as reported in the most recent Originator Report.

          (b)  The definition of "Default Ratio" in Section 1.01 of the Transfer
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     Agreement shall be amended in its entirety to read as follows:
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          "Default Ratio" means the ratio (expressed as percentage) computed as
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          of the last day of each calendar month by dividing (i) the total
          Periodic Payments due over the remaining term of all Related Contracts having one or more Receivables that were Defaulted Receivables during the twelve months ending on such day by (ii) the total Periodic Payments due over the remaining term of all Related Contracts calculated as of the last day of such month.

          (c)  The definition of "Outstanding Balance" in Section 1.01 of the
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     Agreement is hereby amended by deleting the word "net" in the first line thereof.

          (d)  The definition of "Parent" in Section 1.01 of the Agreement shall
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     be amended in its entirety to read as follows: "Parent" means IKON Office
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     Solutions, Inc."

          2.   Execution in Counterparts, Etc. This Amendment may be executed in
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     any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same amendment. The delivery of a signed signature page to this Amendment by telecopy transmission shall constitute due execution and delivery of this Amendment for all purposes.

          3.   Transfer Agreement in Full Force and Effect. Except as amended by
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     this Amendment, all of the provisions of the Transfer Agreement and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

          4.   References to Transfer Agreement. From and after the date hereof,
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     (a) all references in the Transfer Agreement to "this Agreement," "hereof,"
     "herein," or similar terms and (b) all references to the Transfer Agreement in each agreement, instrument and other document executed or delivered in connection with the Transfer Agreement, shall mean and refer to the Transfer Agreement, as amended by this Amendment.

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          5.  Further Assurances. The parties hereto agree to execute and
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     deliver any and all further agreements, certificates and other documents reasonably necessary to implement the provisions of this Amendment.

          6.  Governing Law. This Amendment shall be governed by, and construed
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     in accordance with, the law of the State of New York without giving effect to the conflict of laws principles thereof.

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ORIGINATOR:                        IKON CAPITAL INC.


                                   By:  /s/ Signature
                                        -------------------------
                                        Name:
                                        Title:


TRANSFEREE:                        IKON FUNDING INC.


                                   By:  /s/ Signature
                                        -------------------------
                                        Name:
                                        Title:

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